INVENTORIES	12 Months Ended
Dec. 31, 2021
Inventory Disclosure [Abstract]
INVENTORIES
NOTE 6:- INVENTORIES

	December 31,
	2021	2020

Raw materials	$39,733	$23,744
Work in progress, net	7,373	3,997
Finished goods	1,776	1,042
	$48,882	$28,783

Write-offs of inventories for the years ended December 31, 2021, 2020 and 2019 amounted to $108, $132 and $230, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues